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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JONATHAN A. HAWKINS, LESLIE T. NEWTON and N. HOPPER ANCARROW, JR. and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Southern States Cooperative, Inc. (the "Association") or as an officer or director thereof, to sign a Registration Statement on Form S-1 for registration of up to $50,000,000 of senior or subordinated debt securities to be issued by the Association and qualification of any indenture relating to such debt securities under the Trust Indenture Act of 1939, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all applications, statements and exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the Securities and Exchange Commission, or with any agency of any of the States, territories or possessions of the United States of America, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 20th, 21st, 24th or 26th day of April , 2000.


/s/ Michael W. Beahm                      /s/ Cecil D. Bell, Jr.                    /s/ Floyd K. Blessing
------------------------------------      -----------------------------------       ---------------------
/s/ Michael W. Beahm                      /s/ Cecil D. Bell, Jr.                    /s/ Floyd K. Blessing


/s/ James E. Brady, Jr.                   /s/ Earl L. Campbell                      /s/ Jere L. Cannon
------------------------------------      -----------------------------------       ------------------
/s/ James E. Brady, Jr.                   /s/ Earl L. Campbell                      /s/ Jere L. Cannon


/s/ William F. Covington                  /s/ Herbert A. Daniel, Jr.                /s/ H. Michael Davis
------------------------------------      -----------------------------------       --------------------
/s/ William F. Covington                  /s/ Herbert A. Daniel, Jr.                /s/ H. Michael Davis


/s/ John B. East                          /s/ George E. Fisher                      /s/ R. Bruce Johnson
------------------------------------      -----------------------------------       --------------------
/s/ John B. East                          /s/ George E. Fisher                      /s/ R. Bruce Johnson


/s/ James A. Kinsey                       /s/ J. Wayne McAtee                       /s/ Richard F. Price
------------------------------------      -----------------------------------       --------------------
/s/ James A. Kinsey                       /s/ J. Wayne McAtee                       /s/ Richard F. Price


/s/ William G. Pridgeon                   /s/ Curry A. Roberts                      /s/ John Henry Smith
------------------------------------      -----------------------------------       --------------------
/s/ William G. Pridgeon                   /s/ Curry A. Roberts                      /s/ John Henry Smith


/s/ James A. Stonesifer                   /s/ William W. Vanderwende                /s/ Raleigh O. Ward, Jr.
------------------------------------      -----------------------------------       ------------------------
/s/ James A. Stonesifer                   /s/ William W. Vanderwende                /s/ Raleigh O. Ward, Jr.


/s/ Wilbur C. Ward                        /s/ Charles A. Wilfong
------------------------------------      ----------------------
/s/ Wilbur C. Ward                        /s/ Charles A. Wilfong